                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) April 10, 2003

                            ATX COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                            000-49899                13-4078506
(State or Other Jurisdiction        (Commission              (IRS Employer
Of Incorporation)                   File Number)             Identification No.)



50 Monument Road, Bala Cynwyd, Pennsylvania                       19004
(Address of principal executive offices)                       (Zip Code)

                                 (610) 668-3000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7. Exhibits

        99.1 Press Release, dated April 9, 2003

Item 9. Regulation FD Disclosure (Information Provided under Item 12 Results of Operations and Financial Condition).

The following information is being furnished pursuant to Item 12 (Results of Operations and Financial Conditions) of Form 8-K.

On April 9, 2003, ATX Communications, Inc. announced its operating results for the year ended December 31, 2002.

The full text of the press release is attached to this report as exhibit 99.1.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ATX Communications, Inc.
                                              (Registrant)

                                              By:  /s/  Neil Peritz
                                                   -----------------------------
                                              Name:  Neil Peritz
                                              Title: Senior Vice President-
                                                     Controller and Treasurer

Dated April 10, 2003